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EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

NAME                              JURISDICTION OF ORGANIZATION
----                              ----------------------------
Alnylam U.S., Inc.                          Delaware
Alnylam Europe AG                            Germany